                                                                    EXHIBIT 24.1


Page 1 of 3 of Power of Attorney to U.S. Bancorp Registration Statement on
Form S-3.
--------------------------------------------------------------------------------



                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jerry A. Grundhofer, David M. Moffett and Terrance R. Dolan, and each of them, his or her true and lawful attorneys-in-fact and agents, each acting alone, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign one or more Registration Statements on Form S-3 of U.S. Bancorp, and any and all amendments including post-effective amendments, and to file the same, with all exhibits and other documents with the Securities and Exchange Commission, granting to said attorneys-in-fact and agents, each acting alone, full power and authority to do and perform to all intents and purposes as he or she might or could do in person, ratifying and confirming all that said attorneys-in-fact and agents, each acting alone, or the substitutes for such attorneys-in-fact and agents, may lawfully do or cause to be done by virtue of this Power of Attorney.

       Signature                                  Title                                            Date
       ---------                                  -----                                            ----


/s/ Jerry A. Grundhofer                       President, Chief Executive                       July 17, 2001
------------------------------------          Officer and Director (principal
Jerry A. Grundhofer                           executive officer)


/s/ David M. Moffett                          Chief Financial Officer                          July 17, 2001
------------------------------------          (principal financial officer)
David M. Moffett

/s/ Terrance R. Dolan                         Senior Vice President and                        July 17, 2001
------------------------------------          Controller (principal accounting
Terrance R. Dolan                             officer)


/s/ Linda L. Ahlers                           Director                                         July 17, 2001
------------------------------------
Linda L. Ahlers

/s/ Victoria B. Buyniski Gluckman             Director                                         July 17, 2001
------------------------------------
Victoria B. Buyniski Gluckman

                                              Director
------------------------------------
Arthur D. Collins, Jr.

/s/ Peter H. Coors                            Director                                         July 17, 2001
------------------------------------
Peter H. Coors

Page 2 of 3 of Power of Attorney to U.S. Bancorp Registration Statement on
Form S-3.
--------------------------------------------------------------------------------





/s/ John C. Dannemiller                        Director                                        July 17, 2001
------------------------------------
John C. Dannemiller

/s/ Joshua Green III                           Director                                        July 17, 2001
------------------------------------
Joshua Green III

/s/ John F. Grundhofer                         Director                                        July 17, 2001
------------------------------------
John F. Grundhofer

/s/ J.P. Hayden, Jr.                           Director                                        July 17, 2001
------------------------------------
J.P. Hayden, Jr.

/s/ Roger L. Howe                              Director                                        July 17, 2001
------------------------------------
Roger L. Howe

                                               Director
------------------------------------
Thomas H. Jacobsen

/s/ Delbert W. Johnson                         Director                                        July 17, 2001
------------------------------------
Delbert W. Johnson

/s/ Joel W. Johnson                            Director                                        July 17, 2001
------------------------------------
Joel W. Johnson

/s/ Jerry W. Levin                             Director                                        July 17, 2001
------------------------------------
Jerry W. Levin

/s/ Sheldon B. Lubar                           Director                                        July 17, 2001
------------------------------------
Sheldon B. Lubar

                                               Director
------------------------------------
Frank Lyon, Jr.

/s/ Daniel F. McKeithan, Jr.                   Director                                        July 17, 2001
------------------------------------
Daniel F. McKeithan, Jr.

Page 3 of 3 of Power of Attorney to U.S. Bancorp Registration Statement on
Form S-3.
--------------------------------------------------------------------------------





/s/ David B. O'Maley                           Director                                        July 17, 2001
------------------------------------
David B. O'Maley

/s/ O'dell M. Owens                            Director                                        July 17, 2001
------------------------------------
O'dell M. Owens

/s/ Thomas E. Petry                            Director                                        July 17, 2001
------------------------------------
Thomas E. Petry

/s/ Richard G. Reiten                          Director                                        July 17, 2001
------------------------------------
Richard G. Reiten

/s/ S. Walter Richey                           Director                                        July 17, 2001
------------------------------------
S. Walter Richey

                                               Director
------------------------------------
Warren R. Staley

/s/ Patrick T. Stokes                          Director                                        July 17, 2001
------------------------------------
Patrick T. Stokes

/s/ John J. Stollenwerk                        Director                                        July 17, 2001
------------------------------------
John J. Stollenwerk